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                                                                  EXHIBIT 10.164


                               AMENDMENT NO. 2 TO
                 INTERVAL RECIVABLES LOAN AND SECURITY AGREEMENT



         THIS AMENDMENT No. 2 to the Interval Receivables Loan and Security Agreement dated March 28, 1996 (as amended, the "Agreement") is made as of March 1, 1999 by and between Heller Financial, Inc., a Delaware corporation ("Lender") whose address is 500 West Monroe Street Chicago, Illinois 60661 and Preferred Equities Corporation, a Nevada corporation ("Borrower") whose address is 4310 Paradise Road, Las Vegas Nevada 89109.

         WHEREAS, the parties entered into the Agreement providing for an interval receivables loan commitment in the total amount of Fifteen Million dollars and No/100 ($15,000,000.00); and

         WHEREAS, the parties desire to amend the Agreement on the terms and conditions as provided herein.

         NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, the parties agree as follows:

         1. The Recitals set forth above are true and correct and incorporated herein by reference.

         2. The referenced definitions of Appendix - Defined Terms of the Agreement are hereby amended as follows:

         a. The definition of "Revolving Period" is deleted in its entirety and replaced with the following:

         "REVOLVING PERIOD. The period commencing on the earlier of (i) the date of the first Advance or (ii) nine (9) months from the date of the Agreement, and ending on April 30, 1999."

         3. All definitions used in this Amendment, if not otherwise defined, shall have the meaning assigned to such terms in the Agreement, as amended herein.

         4. Ratification by Borrower. Borrower hereby ratifies and confirms the Loan Documents amended pursuant hereto, and agrees that as modified pursuant hereto, the Note, and the other Loan Documents are, and continue to be, in full force and effect and are enforceable in accordance with their respective terms. Borrower hereby incorporates by reference all covenants, warranties and representations contained in the Loan Documents and reaffirms such covenants, warranties and representations as of the date hereof.


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     5. Ratification and Reaffirmation by Guarantor. Guarantor hereby (a)
reaffirms that it is legally and validly indebted to the Lender pursuant to and in accordance with the Guaranty, (b) acknowledges and consents to the Guaranty and Loan Documents in accordance with the terms hereof (c) acknowledges and affirms that the Guaranty remains in full force and effect. Any references in the Guaranty to the Loan shall mean the Loan as amended and affected pursuant hereto.

         6. Release. The Borrower and Guarantor, by execution of this Agreement, hereby declare that as of this date each has no claim, set-off, counterclaim, defense, or other cause of action against Lender including, but not limited to, a defense of usury, any claim or cause of action at common law, in equity, statutory or otherwise, in contract or in tort, for fraud, malfeasance, misrepresentation, financial loss, usury, deceptive trade practice, or any other loss, damage or liability of any kind. arising out of or in any way connected with the Agreement. Further, to the extent that any such set-off, counterclaim, defense, or other cause of action may exist or might hereafter arise based on facts known or unknown which exist as of this date, such set-off, counterclaim, defense and other cause of action is hereby expressly and knowingly waived and released by Borrower and Guarantor.

         7. Except as modified by this Amendment, all other terms and conditions of the Agreement and other Loan Documents shall remain in full force and effect.

                  In witness whereof, the parties have executed this Amendment on the date first written above.


BORROWER:                                            LENDER:

PREFERRED EQUITIES CORPORATION              HELLER FINANCIAL, INC.

By: _________________________               By:___________________________

Name:  ______________________               Name:________________________

Its:  _________________________             Its:  _________________________


APPROVED BY GUARANTOR:

MEGO FINANCIAL CORP.

By:  _____________________________

Name:  ___________________________

Its:  ______________________________




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STATE OF NEVADA            )
                           )        SS.
COUNTY OF CLARK            )


         I hereby certify that on this ____ day of March 1999, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared _____________, as ______________ of Preferred Equities Corporation, to me known to be the person who executed the attached Amendment No. 2 to Interval Receivables Loan and Security Agreement, in the State and County aforesaid, on behalf of the corporation, and acknowledged before me that he/she executed the same.


                         Notary:  __________________________________
                         Print Name:  _______________________________
                         Notary Public, State of Nevada
                         My Commission Expires:
                         Commission Number:



STATE OF ILLINOIS          )
                           )       S.S.
COUNTYOF COOK              )



         I hereby certify that on this ___ day of March, 1999, before me, an officer duly authorized in the State aforesaid and in the County aforesaid to take acknowledgments, personally appeared _________, as __________________ of Heller Financial, Inc., to me known to be the person who executed the attached Amendment to Interval Receivables Loan and Security Agreement, in the State and County aforesaid, on behalf of the corporation, and acknowledged before me that she executed the same.



                        Notary :  ________________________________
                        Print Name :  _____________________________
                        Notary Public, State of Illinois
                        My Commission Expires:




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